                                                                       Exhibit 1
                     _____________________________________



                          SANDY SPRING BANCORP, INC.
                         (a Maryland corporation); and

                          SANDY SPRING CAPITAL TRUST
                     (a Delaware statutory business trust)

                                   1,400,000
                            ____% Cumulative Trust
                             Preferred Securities


                            UNDERWRITING AGREEMENT


Dated:  __________, 1999



                     _____________________________________

                          SANDY SPRING BANCORP, INC.
                         (a Maryland corporation); and

                          SANDY SPRING CAPITAL TRUST
                     (a Delaware statutory business trust)

                                   1,400,000
                            ____% Cumulative Trust
                             Preferred Securities

          (Liquidation Amount $25 Per Cumulative Preferred Security)


                            UNDERWRITING AGREEMENT
                            ----------------------


                                                                    ______, 1999

LEGG MASON WOOD WALKER, INCORPORATED
FIRST UNION SECURITIES
FERRIS, BAKER WATTS, INCORPORATED
  As Representatives of the Several Underwriters
    c/o Legg Mason Wood Walker, Incorporated
    1747 Pennsylvania Avenue N.W.
    Washington, D.C. 20006
    Attention: Mark C. Micklem, Managing Director

Ladies and Gentlemen:

     Sandy Spring Capital Trust (the "Trust"), a statutory business trust organized under the Delaware Business Trust Act, 12 Del. C. (S)(S) 3801 et seq.
                                                                        -- ----
(the "Delaware Act"), confirms its agreement with you and Legg Mason Wood Walker, Incorporated, First Union Securities and Ferris, Baker Watts, Incorporated (the "Representatives"), as the representatives of each of the corporations listed on Schedule A hereto (collectively, the "Underwriters"), with respect to the issuance and sale by the Trust, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of _____ % Cumulative Trust Preferred Securities (liquidation amount $25 per preferred security) set forth in Schedule A hereto. The aforesaid 2,000,000 preferred securities to be purchased by the Underwriters are hereinafter called, the "Preferred Securities." The Preferred Securities are more fully described in the Prospectus (as defined below).

     The Preferred Securities will be guaranteed by Sandy Spring Bancorp, Inc. (the "Company"), to the extent set forth in the Prospectus (as defined below), with respect to distributions and amounts payable upon liquidation or redemption (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement") to be dated as of Closing Time (as defined below) executed and delivered by the Company and The Bank of New York (the "Guarantee Trustee"), a New York banking corporation, not in its individual capacity but solely as trustee for the benefit of the holders from time to time of the Preferred Securities. The Company and the Trust each understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as they deem advisable after this Agreement has been executed and delivered, and the Declaration (as defined herein), the Indenture (as defined herein), and the Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and amounts payable upon liquidation or redemption (the "Common Securities Guarantee" and, together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), to be dated as of Closing Time, executed and delivered by the Company for the benefit of the holders from time to time of the Common Securities, and will be used by the Trust to purchase the ____% Junior Subordinated Deferrable Interest Debentures due 2029 (the "Junior Subordinated Debentures") issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Trust, to be dated as of Closing Time (the "Declaration"), among the Company, as Sponsor, The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and Hunter R. Hollar, James H. Langmead, and ______________ as administrative trustees (the "Administrative Trustees" and together with the Property Trustee and the Delaware Trustee, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Junior Subordinated Debentures will be issued pursuant to an Indenture, to be dated as of Closing Time (the "Indenture"), between the Company and The Bank of New York, as debenture trustee (the "Debenture Trustee"). The Preferred Securities, the Preferred Securities Guarantee and the Junior Subordinated Debentures are collectively referred to herein as the "Securities." The Trust and the Company are collectively referred to herein as the "Offerors." The Indenture, the Declaration and this Agreement are collectively referred to herein as the "Operative Documents." Capitalized terms used herein without definition have the respective meanings specified in the Prospectus.

          The Company and the Trust have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Nos. 333- _____ and 333-_____-01) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus. Promptly after execution and deliver of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company and the Trust have elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such

Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph
(b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto, if any, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement" and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Preferred Securities is herein call the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated __________, 1999 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     SECTION 1. Representations and Warranties.
                ------------------------------

          (a) The Offerors jointly and severally represent and warrant to each Underwriter as of the date hereof and as of the Closing Time referred to in
Section 2(c) hereof, and agree with each Underwriter as follows:

               (i) Compliance with Registration Requirements. Each of the
                   -----------------------------------------
     Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

               At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time, the Registration Statement, the Rule 462(b) Registration Statement, if any, and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the

     Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply (A) to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Trust or the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus and (B) that part of the Registration Statement which shall constitute the Statements of Eligibility (Forms T-1) under the 1939 Act.

               Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was substantively identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (ii) Independent Accountants.  The accountants who certified the
                    -----------------------
     financial statements incorporated by reference in the Prospectus are independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

               (iii) Financial Statements. The consolidated historical financial
                     --------------------
     statements, together with the related schedules and notes, incorporated by reference in the Prospectus present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries at the dates indicated, and the statements of income, changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified, said financial statements have been prepared in con formity with generally accepted accounting principles ("GAAP") in the United States applied on a consistent basis throughout the periods involved, except as disclosed in the notes to such financial statements; the supporting schedules, if any, included in the Prospectus present fairly, in all material respects, the information required to be stated therein; and the summary financial data included in the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements incorporated by reference in the Prospectus.

               (iv) No Material Adverse Change in Business. Since the respective
                    --------------------------------------
     dates as of which information is given in the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the financial condition, or in the earnings, business affairs or business prospects of the Trust, or of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) any transaction entered into by the Trust, the Company or any of its subsidiaries, other than in the ordinary course of business, that is material to the Trust, or to the Company and its subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, other than regular quarterly dividends on the Company's common stock.

               (v) Good Standing of the Company. The Company has been duly
                   ----------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under each of the Operative Documents to which it is a party; the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

               (vi) Good Standing of the Bank.  Sandy Spring National Bank of
                    -------------------------
     Maryland (the "Bank") has been duly organized and is validly existing as a commercial bank in good standing under the laws of the United States and has full power and authority under such laws to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Prospectus.

               (vii) Good Standing of Other Subsidiaries.  The only direct or
                     -----------------------------------
     indirect subsidiaries of the Company are the Bank, Sandy Spring Insurance Corporation and Sandy Spring Mortgage Corporation (collectively, the "Subsidiaries"). Each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation and each Subsidiary has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus or the documents incorporated by reference therein.

               (viii) Foreign Qualifications. The Company and each of the
                      ----------------------
     Subsidiaries are duly qualified as a foreign corporation to transact business and are each in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect (as defined in Section 1(a)(iv) hereof).

               (ix) Capital Stock Duly Authorized and Validly Issued. All of the
                    ------------------------------------------------
     issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable and none of the capital stock of the Company was issued in violation of the preemptive rights or similar rights arising by operation of law, under the Articles of Incorporation or bylaws of the Company or under any agreement to which the

     Company is a party. All of the issued and outstanding capital stock of each of the Subsidiaries has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through its Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right; and none of such outstanding shares of capital stock of the Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, or under the Articles of Incorporation or bylaws of the Company or any such Subsidiary or under any agreement to which the Company or any such Subsidiary is a party.

               (x) Capitalization.  The authorized, issued and outstanding
                   --------------
     capital stock of the Company as of September 30, 1999 is as set forth in the Prospectus under "Capitalization," and there have not been any subsequent issuances of capital stock of the Company except for subsequent issuances, if any, pursuant to any dividend reinvestment plan, reservations, agreements, conversions, stock dividends or employee or director benefit plans.

               (xi) Good Standing of the Trust.  The Trust has been duly created
                    --------------------------
     and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Operative Documents, as applicable, and the Preferred Securities; the Trust is not a party to or otherwise bound by any material agreement other than those described in the Prospectus; and the Trust is, and will be, under current law, classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

               (xii) Authorization of Common Securities.  The Common Securities
                     ----------------------------------
     have been duly authorized for issuance by the Trust pursuant to the Declaration and, when certificates therefor have been issued, executed and authenticated in accordance with the Declaration and delivered by the Trust to the Company against payment therefor in accordance with the Common Securities Subscription Agreement, will be validly issued and fully paid and nonassessable undivided beneficial ownership interests in the assets of the Trust. The issuance of the Common Securities is not subject to preemptive or other similar rights, and, at the Closing Time, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

               (xiii) Authorization of Preferred Securities. At the Closing
                      -------------------------------------
     Time, the Preferred Securities will have been duly authorized for issuance by the Trust pursuant to the Declaration, and the Preferred Securities, when certificates therefore have been issued, executed and authenticated in accordance with the Declaration and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable undivided beneficial ownership interests in the assets of the Trust and will conform to the description thereof in the Prospectus. The issuance of the Preferred Securities will not be subject to preemptive or other similar rights.

               (xiv) Authorization of Agreement. This Agreement has been duly
                     --------------------------
     authorized, executed and delivered by the Offerors.

               (xv) Authorization of Declaration. The Declaration has been
                    ----------------------------
     qualified under the 1939 Act and has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Trustees, the Declaration will, at the Closing Time, be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) any public policy underlying applicable federal or state laws (collectively, the "Enforceability Exceptions").

               (xvi) Authorization of Guarantees.  The Preferred Securities
                     ---------------------------
     Guarantee has been qualified under the 1939 Act and each of the Guarantees has been duly authorized by the Company; at the Closing Time, each of the Guarantees will have been duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions; and the Preferred Securities Guarantee will conform in all material respects to the description thereof in the Prospectus.

               (xvii) Authorization of Indenture. The Indenture has been
                      --------------------------
     qualified under the 1939 Act and has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

               (xviii) Authorization of Debentures. The Junior Subordinated
                       ---------------------------
     Debentures have been duly authorized by the Company; at the Closing Time, the Junior Subordinated Debentures will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered by the Company to the Trust against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability may be limited by the Enforceability Exceptions; and the Junior Subordinated Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the descriptions thereof in the Prospectus.

               (xix) Authorization of Trustees. Each of the Administrative
                     -------------------------
     Trustees of the Trust is an officer of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

               (xx) Trust and Company Not Investment Company.  Neither the Trust
                    ----------------------------------------
     nor the Company is, and immediately following consummation of the transactions contemplated hereby and the application of the net proceeds as described in the Prospectus neither the Trust nor the Company will be, an "investment company" or a company "controlled" by an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

               (xxi) Accuracy of Disclosure. The Operative Documents conform in
                     ----------------------
     all material respects to the descriptions thereof contained in the Prospectus.

               (xxii) Absence of Defaults and Conflicts.  The Trust is not in
                    ---------------------------------
     violation of the trust certificate of the Trust filed with the State of Delaware (the "Trust Certificate") or the Declaration, and neither the Company nor any of its Subsidiaries is in violation of its respective Articles of Incorporation or bylaws; none of the Trust, the Company nor any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of them may be bound, or to which any of its property or assets is subject (collectively, "Agreements and Instruments"), except for such defaults under Agreements and Instruments that would not result in a Material Adverse Effect; and the execution, delivery and performance of the Operative Documents by the Trust or the Company, as the case may be, the issuance, sale and delivery of the Preferred Securities, the Junior Subordinated Debentures, the Preferred Securities Guarantee and the Common Securities Guarantee, the consummation of the transactions contemplated by the Operative Documents and compliance by the Offerors with the terms of the Operative Documents to which they are a party have been duly authorized by all necessary corporate action on the part of the Company and, at the Closing Time, will have been duly authorized by all necessary action on the part of the Trust and do not and will not, whether with or without the giving of notice or passage of time or both, violate, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any security interest, mortgage, pledge, lien, charge, encumbrance, claim or equitable right upon any property or assets of the Trust, the Company or any of its Subsidiaries pursuant to any of the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Articles of Incorporation or bylaws of the Company or any of its Subsidiaries or the Declaration or the Trust Certificate, or violation by the Company or any of its Subsidiaries of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government authority, agency or instrumentality or court, domestic or foreign, including, without limitation, the Office of the Comptroller of the

     Currency, the Board of Governors of the Federal Reserve System, and the Federal Deposit Insurance Corporation, having jurisdiction over the Trust, the Company, the Subsidiaries, or their respective properties (collectively, "Governmental Entities"). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust, the Company or any of its Subsidiaries.

               (xxiii) Absence of Labor Disputes.  No labor dispute with the
                       -------------------------
     employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, which may reasonably be expected to result in a Material Adverse Effect.

               (xxiv) Absence of Proceedings.  There is no action, suit,
                      ----------------------
     proceeding, inquiry or investigation before or brought by any Governmental Entity now pending, or, to the knowledge of the Trust or the Company, threatened, against or affecting the Trust or the Company or any of its Subsidiaries, which is not disclosed in the Prospectus and which in the reasonable judgment of the Trust or the Company might result in a Material Adverse Effect, or which, in the reasonable judgment of the Company might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated by the Operative Documents or the performance by the Trust or the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Trust or the Company or any of its Subsidiaries is a party or of which any of their respective properties or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are not, in the reasonable judgement of the Company or the Trust, expected to result in a Material Adverse Effect.

               (xxv) Absence of Further Requirements. No filing with, or
                     -------------------------------
     authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by the Trust or the Company of their obligations under the Operative Documents, as applicable, or the consummation by the Trust and the Company of the transactions contemplated by the Operative Documents.

               (xxvi) Possession of Licenses and Permits. The Trust, the Company
                      ----------------------------------
     and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate Governmental Entities necessary to conduct the business now operated by them; the Trust, the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse

     Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Trust, the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, in the reasonable judgment of the Company, is likely to result in a Material Adverse Effect.

               (xxvii) No Other Agreements. Other than such agreements,
                       -------------------
     contracts and other documents as are described in the Prospectus or otherwise filed as exhibits to the Company's annual report on Form 10-K or quarterly reports on Form 10-Q or current reports on Form 8-K incorporated by reference in the Prospectus, there are no agreements, contracts or documents of a character described in Item 601 of Regulation S-K of the Commission to which the Company or any of its Subsidiaries is a party.

               (xxviii) Title to Property.  Each of the Trust, the Company and
                        -----------------
     its Subsidia ries has good and marketable title to all of their respective real and personal properties, in each case free and clear of all liens, encumbrances and defects, except as stated in the Prospectus, or such as do not materially affect the value of such properties in the aggregate to the Trust, or to the Company and its Subsidiaries considered as one enterprise; and all of the leases and subleases material to the business of the Trust, and to the Company and its Subsidiaries, considered as one enterprise, and under which either of the Offerors or any of such Subsidiaries holds properties described in the Prospectus, are in full force and effect and neither the Offerors nor such Subsidiaries have any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Offerors or such Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease, which individually or in the aggregate might result in a Material Adverse Effect.

               (xxvix) Regulation M.  The Company has not taken and will not
                       ------------
     take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Preferred Securities.

               (xxx) Intellectual Property.  Each of the Trust, the Company
                     ---------------------
     and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, licenses, trademarks, service marks, or trade names (collectively, "Intellectual Property") presently employed by them in connection with the business now operated by them or reasonably necessary in order to conduct such business, and neither the Trust, the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Trust, the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, in the reasonable judgment of the Company, is likely to result in a Material Adverse Effect.

               (xxxi) Year 2000.  The computer software operated by the
                      ---------
     Company and any Subsidiary which is material to the conduct of the business of the Company and any Subsidiary is in compliance in all material respects with all relevant Federal Financial Institutions Examination Council guidance and requirements relating to the Year 2000 computer issues.

          (b) Any certificate signed by any Trustee of the Trust or any duly authorized officer of the Company or any of its Subsidiaries and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Trust or the Company, as the case may be, to the Underwriters as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Underwriter; Closing.
                ------------------------------------------

          (a) Preferred Securities. On the basis of the representations and
              --------------------
warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the purchase price of $25 per Preferred Security, the number of Preferred Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Preferred Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as they in their sole discretion shall make to eliminate any sales or purchases of fractional securities. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase the Junior Subordinated Debentures, the Company hereby agrees to pay at the Closing Time to the Underwriters a commission of $____ per Preferred Security purchased by the Underwriters by wire transfer of immediately available funds.

          (b) Payment. Payment of the purchase price for, and delivery of
              -------
certificates for the Preferred Securities shall be made at the offices of Elias, Matz, Tiernan & Herrick L.L.P. in Washington, D.C., or at such other place as shall be agreed upon by the Underwriters and the Offerors, at 9:00 a.m., Washington, D.C. time, on ________, 1999 (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten (10) business days after such date as shall be agreed upon by the Underwriters and the Offerors (such time and date of payment and delivery being herein called the "Closing Time").

          Payment shall be made to the Trust by wire transfer of immediately available funds, to the order of the Trust, to a bank designated by the Company, against delivery to the Underwriters through the facilities of the Depository Trust Company ("DTC") of certificates for the Preferred Securities to be purchased by them.

          (c) Denominations, Registration. Certificates for the Preferred
              ---------------------------
Securities shall be in definitive form, and in such denominations and registered in such names as the Underwriters may request in writing at least one business day before the Closing Time. All such certificates shall be made available for examination and packaging by the Underwriters at the office of DTC or its designated custodian not later than 10:00 a.m. on the last business day prior to the Closing Time.

     SECTION 3. Covenants of the Offerors. The Offerors jointly and severally
                -------------------------
covenant with each Underwriter as follows:

          (a) Compliance with Securities Regulations and Commission Requests.
              --------------------------------------------------------------
The Company and the Trust, subject to Section 3(b) hereof, will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Underwriters immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed,
(ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Preferred Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company and the Trust will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company and the Trust will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Company and the Trust will give the
              --------------------
Underwriters notice of their intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act or otherwise, will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall reasonably object.

          (c) Delivery of Registration Statements. The Company has furnished or
              -----------------------------------
will deliver to the Underwriters and counsel for the Underwriters, without charge, two copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be substantively identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses. The Offerors, as promptly as possible,
              ------------------------
will furnish to the Underwriters, without charge, such number of copies of the preliminary prospectus, the final Prospectus and any amendments and supplements thereto and documents incorporated by reference therein as the Underwriter may reasonably request, and the Company and the Trust hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be substantively identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Company and the
              -----------------------------------------
Trust will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Preferred Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Trust will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (f) Blue Sky Qualifications. The Company and the Trust will each use
              -----------------------
its best efforts, in cooperation with the Underwriters, to qualify the Preferred Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Underwriters may reasonably designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement, provided, however, that neither the Company nor
                               --------  -------
the Trust shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Preferred Securities have been so qualified, the Company and the Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

          (g) Rule 158. The Company will timely file such reports pursuant to
              --------
the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Notice and Effect of Material Events.  The Offerors will
              ------------------------------------
immediately notify the Underwriters, and confirm such notice in writing, of (x) any filing made by the Offerors of information relating to the offering of the Preferred Securities with any securities exchange or any other regulatory body in the United States, and (y) prior to the completion of the distribution of the Preferred Securities by the Underwriters as evidenced by a notice in writing from the Underwriters to the Offerors, any Material Adverse Effect, which (i) makes any statement in the Prospectus false or misleading or (ii) is not disclosed in the Prospectus. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, its counsel or the Underwriters or counsel to the Underwriters, to amend or supplement the final Prospectus in order that the final Prospectus not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the final Prospectus by preparing and furnishing to the Underwriters an amendment or amendments of, or a supplement or supplements to, the final Prospectus (in form and substance satisfactory in the reasonable opinion of counsel for the Underwriters) so that, as so amended or supplemented, the final Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a subsequent purchaser, not misleading.

          (i) DTC. The Offerors will cooperate with the Underwriters and use
              ---
their best efforts to permit the Preferred Securities to be eligible for clearance and settlement through the facilities of DTC.

          (j) Use of Proceeds.  The Trust will use the proceeds received by it
              ---------------
from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds." The Company will use the net proceeds received by it from the sale of the Junior Subordinated Debentures, in the manner specified in the Prospectus under "Use of Proceeds."

          (k) Listing. The Company will use its best efforts to effect the
              -------
listing of the Preferred Securities on the Nasdaq National Market ("NASDAQ"). If the Junior Subordinated Debentures are distributed on the occurrence of a Tax Event (as defined in the Prospectus), the Company will use its best efforts to effect the listing of the Junior Subordinated Debentures on NASDAQ or such other exchange where the Preferred Securities are listed.

          (l) Restriction on Sale of Securities.  During a period of 90 days
              ---------------------------------
from the date of the Prospectus, neither the Company nor the Trust will, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Preferred Securities or Junior Subordinated Debentures (or any equity or debt securities substantially similar to the Preferred Securities or Junior Subordinated Debentures, respectively), or any securities convertible into or exercisable or exchangeable for Preferred Securities or Junior Subordinated Debentures (or any equity or debt securities substantially similar to the Preferred Securities or Junior Subordinated Debenture, respectively) or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Preferred Securities or Junior Subordinated Debentures (or any equity or debt securities substantially similar to the Preferred Securities or Junior Subordinated Debentures, respectively), whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Preferred Securities or Junior Subordinated Debentures (or any equity or debt securities substantially similar to the Preferred Securities or Junior Subordinated Debentures, respectively) or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Preferred Securities or Junior Subordinated Debentures to be sold hereunder.

          (m) Reporting Requirements.  The Company and the Trust, during the
              ----------------------
period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission under the 1934 Act.

          (n) Furnish Reports. For and during the period ending three years
              ---------------
after the effective date of the Registration Statement, the Company will furnish to the Underwriters copies of all reports and other communications (financial or otherwise) furnished by the Company to its securityholders generally and copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

     SECTION 4. Payment of Expenses.
               -------------------

          (a) Expenses. The Company, as borrower under the Junior Subordinated
              --------
Debentures, will pay all expenses incident to the performance of its, and the Trust's, obligations under this Agreement, including (i) the preparation, printing and any filing of the Registration Statement (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the Operative Documents and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Preferred Securities and the Junior Subordinated Debentures, (iii) the preparation, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance, or delivery of the Preferred Securities to the Underwriters,
(iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the fees and expenses of any trustee appointed under any of the Operative Documents, including the fees and disbursements of counsel for such trustees in connection with the Operative Documents, (vi) the printing and delivery to the Underwriter of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, if any, (vii) the fees and expenses of any transfer agent or registrar for the Preferred Securities, (viii) the filing fees incident to the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Preferred Securities, (ix) the fees and expenses incurred in connection with the listing of the Preferred Securities and, if applicable, the Junior Subordinated Debentures on NASDAQ, and (x) the cost and charges of qualifying the Preferred Securities with DTC.

          (b) Termination of Agreement.  If this Agreement is terminated by the
              ------------------------
Underwriters in accordance with the provisions of Section 5, Section 9(a)(i) or
Section 10 hereof, the Company shall reimburse the Underwriters for all of their reasonable, actual, accountable out-of-pocket expenses, including the reasonable fees and disbursements of Elias, Matz, Tiernan & Herrick L.L.P., counsel for the Underwriters.

     SECTION 5. Conditions of Underwriter' Obligations. The obligations of the
                --------------------------------------
several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Offerors contained in Section 1 hereof or in certificates of any Trustee of the Trust, officer of the Company or any of its Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration
              ---------------------------------------
Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430(a) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b)).

          (b) Opinion of Outside Counsel for Offerors.  At the Closing Time, the
              ---------------------------------------
Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Kennedy, Baris & Lundy, LLP, counsel for the Offerors, in form and substance reasonably satisfactory to the Underwriters. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of Trustees of the Trust, officers of the Company or any designated Subsidiary and certificates of public officials.

          (c) Opinion of Special Delaware Counsel for Offerors. At the Closing
              ------------------------------------------------
Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Richards,

Layton & Finger P.A., special Delaware counsel for the Offerors, in form and substance reasonably satisfactory to the Underwriters.

          (d) Opinion of Counsel for The Bank of New York. At the Closing Time,
              -------------------------------------------
the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Emmet, Marvin & Martin, LLP, counsel to The Bank of New York, as Property Trustee under the Declaration, Guarantee Trustee under the Preferred Securities Guarantee Agreement and Debenture Trustee under the Indenture, in form and substance reasonably satisfactory to counsel for the Underwriters.

          (e) Opinion of Special Tax Counsel for the Offerors. At the Closing
              -----------------------------------------------
Time, the Underwriters shall have received an opinion, dated as of the Closing Time, of Kennedy, Baris & Lundy, LLP, special tax counsel to the Offerors, substantially to the effect that (i) the Junior Subordinated Debentures will be classified as indebtedness for United States federal income tax purposes, (ii) the Trust will be classified as a grantor trust for United States federal income tax purposes, and (iii) the statements set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences" constitute, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the ownership and disposition of the Preferred Securities under current law. Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and other documents deemed necessary for such opinion.

          (f) Opinion of Counsel for the Underwriters. At the Closing Time, the
              ---------------------------------------
Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Elias, Matz, Tiernan & Herrick L.L.P., counsel for the Underwriters, with respect to the Preferred Securities, the Operative Documents, the Prospectus and other related matters as the Underwriters may require. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of Trustees of the Trust, officers of the Company or the Subsidiaries and certificates of public officials.

          (g) Certificates. At the Closing Time, there shall not have been,
              ------------
since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the financial condition or in the earnings, business affairs or business prospects of the Trust, or the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the Chairman, the Chief Executive Officer, the President or any Vice President of the Company and of the Chief Financial Officer of the Company and a certificate of an Administrative Trustee of the Trust, dated as of the Closing Time, to the effect that, to his or her knowledge
(i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof were true and correct when made and are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time.

          (h) Accountant's Comfort Letter.  At the time of the execution of this
              ---------------------------
Agreement, the Underwriters shall have received from Stegman & Company (the "Accountants") a letter dated such date, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information included or incorporated by reference in the Prospectus.

          (i) Bring-down Comfort Letter.  At the Closing Time, the Underwriters
              -------------------------
shall have received from the Accountants a letter dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

          (j) Approval of Listing. At the Closing Time, the Preferred Securities
              -------------------
shall have been approved for listing on NASDAQ.

          (k) Additional Documents.  At the Closing Time, counsel for the
              --------------------
Underwriters shall have been furnished such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties of the Offerors, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Preferred Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

          (l) Termination of Agreement. If any condition specified in this
              ------------------------
Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Offerors at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 7 and 8 hereof shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.
                ---------------

          (a) Indemnification of Underwriters. The Offerors agree to jointly and
              -------------------------------
severally indemnify and hold harmless (x) each Underwriter, (y) each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (each such person, a "Control Person") and (z) the respective partners, directors, officers and employees of each Underwriter or any Control Person as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or arising out of any untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supple ment thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Offerors; and

               (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing for or defending against any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Offerors by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement or alleged untrue statement contained in or omission or alleged omission from a preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any loss, liability, claim, damage or expense purchases any of the Preferred Securi ties which are the subject thereof if the Company shall sustain the burden of proving that such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Preferred Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) and the Company has previously furnished copies thereof to such Underwriter.

          (b) Indemnification of Offerors, Directors, Officers and Employees.
              --------------------------------------------------------------
Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, officers and employees, the Trust, each of the Trustees and each person, if any, who controls the Trust, any of the Trustees or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Offerors by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, or the Prospectus (or any amendment or supplement thereto).

          (c) Actions Against Parties; Notification. Each indemnified party
              -------------------------------------
shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof, and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action or, if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the indemnified parties, which approval shall not be unreasonably withheld. In the event that an indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party or parties shall bear the fees and expenses of any additional counsel thereafter retained by such indemnified party or parties; provided, however, that the indemnified party or parties shall
                  --------  -------
have the right to employ counsel (in addition to local counsel) to represent the indemnified party or parties who may be subject to liability arising out of any action in respect of which indemnity may be sought against the indemnifying party if, in the reasonable judgement of counsel for the indemnified party or parties, there may be legal defenses available to such indemnified person which are different from or in addition to those available to such indemnifying person, in which event the reasonable fees and expenses of appropriate separate counsel shall be borne by the indemnifying party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investi gation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     SECTION 7. Contribution. In order to provide for just and equitable
                ------------
contribution in circumstances under which the indemnification provided for in
Section 6 hereof is for any reason held to be unenforceable by an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Offerors on the one hand and the Underwriters on the other hand in connection with the offering of the Preferred Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Preferred Securities pursuant to this Agreement (before deducting expenses) received by the Offerors and the total commission received by the Underwriters, bear to the aggregate initial offering price of the Preferred Securities.

     The relative fault of the Offerors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statements of a material fact of omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities purchased by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 7, each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the respective partners, directors, officers and employees of the Underwriters shall have the same rights to contribution as the Underwriters, and each officer, director and employee of the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as the Company.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery.
                --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or trustees of the Trust submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or con trolling person, or by or on behalf of the Trust or the Company, and shall survive delivery of the Preferred Securities to the Underwriters.

     SECTION 9. Termination of Agreement.
                ------------------------

          (a) Termination; General.  The Underwriters may terminate this
              --------------------
Agreement, by notice to the Offerors, at any time at or prior to the Closing Time (i) if there has occurred, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis, or any change or development involving a prospective change in national political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, or
(iii) if trading in any securities of the Company has been suspended or limited by the Commission, or if trading generally on the American Stock Exchange, the New York Stock Exchange or NASDAQ has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either federal or Maryland authorities.

          (b) Liabilities.  If this Agreement is terminated pursuant to this
              -----------
Section, such termination shall he without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6 and 7 hereof shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters.  If one of the
                 ------------------------------------------
Underwriters shall fail at Closing Time to purchase the Preferred Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the remaining Underwriters shall have the right, within 24 hours thereafter, to make arrangement, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, such Underwriters shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of defaulted Securities does not exceed 10% of the number of Preferred Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of the non-defaulting Underwriters, or

          (b) if the number of Defaulted securities exceeds 10% of the number of Preferred Securities to be purchased on such date, the obligation of the Underwriters to purchase and of the Company to sell the Preferred Securities to be purchased and sold on such Closing Time shall terminate without liability on the part of the non-defaulting Underwriters.

          No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement and which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the Preferred Securities, either the Underwriters or the Company shall have the right to postpone Closing Time for required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

     SECTION 11.  Notices. All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Legg Mason Wood Walker, Incorporated, 1747 Pennsylvania Avenue N.W., Washington, D.C. 20006,
Attention: Mark C. Micklem, Managing Director, with a copy to Elias, Matz, Tiernan & Herrick L.L.P. , 734 15th Street, N.W., 12th Floor, Washington, D.C. 20005, Attention: Norman B. Antin Esq.; notices to the Offerors shall be directed to Sandy Spring Bancorp, Inc., 17801 Georgia Avenue, Olney, Maryland 20832, Attention: Hunter R. Hollar, with a copy to Kennedy, Baris & Lundy, LLP, 4701 Sangamore Road, Suite P-15, Bethesda, Maryland 20816, Attention: James I. Lundy, III, Esq.

     SECTION 12.  Parties. This Agreement shall inure to the benefit of and be
                  -------
binding upon each of the Underwriters and the Offerors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 1, 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Offerors and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

     The Company, on behalf of itself and its Subsidiaries (including, without limitation, the Trust), hereby irrevocably submits to the exclusive jurisdiction of the federal and New York State courts located in the City of New York in connection with any suit, action or proceeding related to this Agreement or any of the matters contemplated hereby, irrevocably waives any defense of lack of personal jurisdiction and irrevocably agrees that all claims in respect of any suit, action or proceeding may be heard and determined in any such court. The Company, on behalf of itself and the Subsidiaries (including, without limitation, the Trust), irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     SECTION. 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

     SECTION 14. Effect of Headings. The Article and Section headings herein are
                 ------------------
for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Offerors in accordance with its terms.


                                Very truly yours,



                                SANDY SPRING BANCORP, INC.


                                By:
                                   ----------------------------------
                                   Name:  Hunter R. Hollar
                                   Title: President and Chief Executive Officer

                                SANDY SPRING CAPITAL TRUST


                                By:
                                   ----------------------------------
                                   Name:  Hunter R. Hollar
                                   Title: Administrative Trustee



CONFIRMED AND ACCEPTED,
as of the date first above written:

LEGG MASON WOOD WALKER, INCORPORATED
FIRST UNION SECURITIES
FERRIS, BAKER WATTS, INCORPORATED

By: Legg Mason Wood Walker, Incorporated


By:
   ----------------------------------
   Authorized Signatory

For itself and as the Representatives of the several
Underwriters named in Schedule A hereto.

                                  SCHEDULE A

                                                           Number of
Name of Underwriter                                  Preferred Securities
-------------------------------------------------------------------------
Legg Mason Wood Walker, Incorporated.................

First Union Securities...............................

Ferris, Baker Watts, Incorporated....................

Total................................................
